UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 2054

                                    FORM 8-K

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): August 12, 2002





                              Harley-Davidson, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)



          Wisconsin                      1-19183                 39-1382325
-------------------------------        ------------         -------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         file number)         Identification No.)




               3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
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          (Address of principal executive offices, including zip code)

                                 (414) 342-4680
                         -------------------------------
                         (Registrant's telephone number)

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Item 7.  Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits. The following exhibits are being filed herewith:

         (99.1) Statement Under Oath of Principal Executive Officer pursuant to Securities and Exchange Commission order No. 4-460, dated, August 12, 2002

         (99.2) Statement Under Oath of Principal Financial Officer pursuant to Securities and Exchange Commission order No. 4-460, dated, August 12, 2002


Item 9. Regulation FD Disclosure.

On August 12, 2002, Jeffrey L. Bleustein and James L. Ziemer, the principal executive officer and principal financial officer of Harley-Davidson, Inc. (the "Company"), respectively, each filed with the Securities and Exchange Commission a written statement under oath pursuant to Securities and Exchange Commission Order No. 4-460. The officers executed such statements in the exact form of Exhibit A to the Order. The Company is filing copies of such statements in the form in which the officers executed them as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARLEY-DAVIDSON, INC.

        Date: August 12, 2002             By: /s/ James L. Ziemer
                                          ----------------------------------
                                          James L. Ziemer
                                          Vice President and
                                          Chief Financial Officer

                              HARLEY-DAVIDSON, INC.
        Exhibit Index to Current Report on Form 8-K Dated August 12, 2002



Exhibit Number

(99.1)   Statement Under Oath of Principal Executive Officer

(99.2)   Statement Under Oath of Principal Financial Officer